Exhibit 99.2

News Release

Sunoco, Inc.

1818 Market Street

Philadelphia, PA 19103-7583

For further information, contact:

Thomas Golembeski (media) 215-977-6298

Clare McGrory (investors) 215-977-6764

SUNOCO, INC. ANNOUNCES SPIN-OFF OF SUNCOKE ENERGY, INC.

AS SPECIAL STOCK DIVIDEND TO SHAREHOLDERS

Philadelphia, December 1, 2011 – Sunoco, Inc. (NYSE: SUN) announced today that its Board of Directors declared a special stock dividend to its shareholders of the 56,660,000 shares of common stock of SunCoke Energy, Inc. (NYSE: SXC) owned by Sunoco, representing approximately 80.94 percent of the outstanding shares of SunCoke common stock.

“The separation of SunCoke from Sunoco is an important milestone in our long-term commitment to deliver value to our shareholders, and we believe this special stock dividend demonstrates this commitment,” said Lynn L. Elsenhans, Sunoco’s chairman and chief executive officer. “We continue to focus on the strategic review of Sunoco’s other businesses, in particular the best way to deliver maximum value from our profitable and growing retail and logistics businesses.”

The distribution by Sunoco of the special stock dividend will be made on January 17, 2012 (the “Distribution Date”) to all Sunoco shareholders of record on January 5, 2012 (the “Record Date”). The distribution will take place in the form of a pro rata common stock dividend to each Sunoco shareholder of record on the Record Date. As of November 30, 2011, Sunoco had 106,757,344 shares of its common stock outstanding. Accordingly, Sunoco shareholders will receive approximately 0.53 of a share of SunCoke common stock for every share of Sunoco common stock held as of the Record Date. The final distribution ratio will be set on the Record Date and will be calculated by dividing the 56,660,000 shares of SunCoke common stock to be distributed by the number of shares of Sunoco common stock outstanding on the Record Date. No fractional shares of SunCoke common stock will be distributed. Instead, Sunoco shareholders will receive cash in lieu of any fraction of a share of SunCoke common stock that they otherwise would have received.

Information Regarding the Spin-off Transaction

SunCoke is a leading independent coke producer in North America, and this business has attractive global growth potential. Sunoco’s Board of Directors believes that the separation of SunCoke from Sunoco will aid SunCoke by providing it with independent access to capital markets to finance its growth, enlarge its scale and enhance its ability to take advantage of domestic and international opportunities. In addition, the separation will improve management focus and strategic focus and enhance employee hiring and retention. Following the separation, SunCoke should be able to focus solely on pursuing the business development strategies that its management team believes are most appropriate for optimal growth and operation, thus better positioning SunCoke to serve its customers who are the world’s leading steel manufacturers.

No vote or action is required by Sunoco’s shareholders in order to receive the special stock dividend of shares of SunCoke common stock. Sunoco shareholders of record on the Record Date will receive account statements reflecting their ownership interest in shares of SunCoke common stock. The SunCoke common stock issued in the distribution will be in book-entry form. Sunoco shareholders who hold their shares through brokers or other nominees will have their shares of SunCoke common stock credited to their accounts by their nominees or brokers. For additional information, registered shareholders in the United States and Canada should contact Sunoco’s transfer agent, Computershare Investor Services, at 1-800-888-8494. Shareholders from outside the United States may call 1-781-575-2724.

Sunoco plans to send an information statement regarding this transaction to its shareholders of record on the Record Date on or about January 9, 2012. The information statement will include details on the distribution and also will be posted under the Investor Relations tab on Sunoco’s website at www.sunocoinc.com and SunCoke’s website at www.suncoke.com.

Trading in Shares of Sunoco Common Stock Between Record Date and Distribution Date

From the Record Date and up to and including the Distribution Date, there will be two markets in Sunoco common stock and in SunCoke common stock, a “regular way” market and a “when-issued” market. Shares of Sunoco common stock that trade in the regular way market will carry an entitlement to the special stock dividend of shares of SunCoke common stock. Therefore, if you own shares of Sunoco common stock and sell those shares in the regular way market prior to or on the Distribution Date, you also will be selling your right to receive the special stock dividend of shares of SunCoke common stock. The New York Stock Exchange is expected to authorize a when-issued market for Sunoco common stock on or about two business days prior to the Record Date. Shares of Sunoco common stock that trade on the when-issued market under the symbol “SUN.wi” will trade without the right to receive shares of SunCoke common stock in connection with the distribution. It also is expected that a when-issued market for the shares of SunCoke common stock to be distributed in the spin-off will develop on or about two business days prior to the Record Date on the New York Stock Exchange under the symbol “SXC.wi.”

If you sell your shares of Sunoco common stock prior to or on the Distribution Date, you also may be selling your right to receive the special stock dividend of shares of SunCoke common stock. You are encouraged to consult your financial advisor regarding the specific implications of selling Sunoco common stock prior to or on the Distribution Date.

U.S. Federal Income Tax Consequences

Sunoco has obtained a private letter ruling from the U.S. Internal Revenue Service to the effect that the distribution by Sunoco of the shares of SunCoke common stock held by Sunoco will qualify for U.S. federal income tax purposes as a distribution in which Sunoco shareholders will not recognize gain or loss, except for any cash received in lieu of a fractional share of SunCoke common stock. You should consult your own tax advisor regarding the particular tax consequences of the distribution to you in your specific circumstances, including the applicability and effect of any U.S. federal, state and local, and foreign tax laws. Sunoco will provide its shareholders with information to enable them to compute their tax basis in both

Sunoco common stock and SunCoke common stock. This information will be posted under the Investor Relations tab on Sunoco’s website at www.sunocoinc.com and SunCoke’s website at www.suncoke.com.

About Sunoco

Sunoco is a leading transportation fuel provider with a network of branded retail locations in 24 states. The company is also the General Partner of and has a 34% interest in Sunoco Logistics Partners, L.P. (NYSE: SXL) an owner and operator of pipelines and product terminals. In addition, Sunoco has an 81% interest in SunCoke Energy, Inc., (NYSE: SXC) which makes high-quality metallurgical-grade coke for major steel manufacturers.

Forward-Looking Statements

Statements made in the foregoing release that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco’s management.

The reader should not place undue reliance on such forward-looking statements, which speak only as of the date of this press release. These forward-looking statements are not guarantees of future performance. Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those discussed in this release. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco’s business, as well as uncertainties related to the outcomes of pending or future litigation, legislation, or regulatory actions. Unpredictable or unknown factors not discussed in this release also could have material adverse effects on forward-looking statements.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended December 31, 2010 and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco’s Securities and Exchange Commission filings, available on the Company’s website at www.sunocoinc.com. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

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